                                                                EXHIBIT 17

    -Please fold and detach at perforation. Return the Proxy Ballot only.-



PROXY                                                           PROXY

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                          THE NUVEEN FLAGSHIP FLORIDA
                        INTERMEDIATE MUNICIPAL BOND FUND
                         TO BE HELD ON AUGUST 13, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of the Nuveen Florida Intermediate Municipal Bond Fund, a series of the Nuveen Flagship Multistate Trust I to be held on August 13, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

         PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF
                    THE NUVEEN FLAGSHIP FLORIDA INTERMEDIATE
                              MUNICIPAL BOND FUND
                         TO BE HELD ON AUGUST 13, 1998


AT THE UPCOMING SPECIAL MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A REORGANIZATION OF NUVEEN FLAGSHIP FLORIDA INTERMEDIATE MUNICIPAL BOND FUND INTO THE NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND AND OTHER MATTERS IN CONNECTION WITH THE REORGANIZATION. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE ON THE PROXY BALLOT.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN IT TO OUR PROXY TABULATOR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX ON THE PROXY BALLOT. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS.

                                                          NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS
                                                          SIGNED.  PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                                          APPEARS ON THE PROXY BALLOT.  IF SIGNING FOR
                                                          ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY
                                                          SHOULD BE STATED.  IF SHARES ARE HELD JOINTLY,
                                                          EITHER HOLDER SHOULD SIGN.



1. To approve an Agreement and Plan of Reorganization pursuant to which the Nuveen Flagship Florida Intermediate Municipal Bond Fund (the "Florida Intermediate Fund") would (i) transfer all of its assets to the Nuveen Flagship Intermediate Municipal Bond Fund (the "Intermediate Fund") in exchange solely for Class A, C and R shares of beneficial interest of the Intermediate Fund and the Intermediate Fund's assumption of the liabilities of the Florida Intermediate Fund, (ii) distribute such shares of the Intermediate Fund to the holders of shares of the Florida Intermediate Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust

2. To ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending May 31, 1999.

3. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Special Meeting.

   - Please fold and detach at perforation. Return the Proxy Ballot only. -


NUVEEN FLAGSHIP FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
PROXY BALLOT

                                                     FOR     AGAINST    ABSTAIN

1.  Approval of Agreement and Plan of
    Reorganization.                                 [  ]      [  ]       [  ]

2.  Ratification of the selection of independent
    auditors.                                       [  ]      [  ]       [  ]


                                                   3.  In their discretion, the
                                                   Proxies are authorized to
                                                   vote on such other
                                                   business as may come
                                                   before the Meeting.

                                                   Date:__________________ 1998




                                                   Signature(s)          NUV-GR